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                                                                    EXHIBIT 10.4


                                STORAGE USA, INC.
                            INDEMNIFICATION AGREEMENT


         This Agreement made and entered into this first day of August, 2001 (the "Agreement"), by and between Storage USA, Inc., a Tennessee corporation (the "Company," which term shall include, where appropriate, any Entity (as hereinafter defined) controlled directly or indirectly by the Company) and _______________________ ("Indemnitee"):

         WHEREAS, it is essential to the Company that it be able to retain and attract as directors the most capable persons available;

         WHEREAS, increased corporate litigation has subjected directors to litigation risks and expenses, and the limitations on the availability and effectiveness of directors and officers liability insurance have made it more important for the Company to provide effective indemnification in order to attract and retain such persons;

         WHEREAS, the Company's Amended and Restated Charter, as amended (the "Charter") requires it to indemnify its directors to the fullest extent permitted by law, thereby permitting it to enter into indemnification agreements;

         WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee's rights to full indemnification against litigation risks and expenses to the fullest extent permitted by law (regardless, among other things, of any amendment to or revocation of the Charter or any change in the ownership of the Company or the composition of its Board of Directors); and

         WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

         NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1.       Definitions.

                  (a) "Corporate Status" describes the status of a person who is serving or has served (i) as a director of the Company,
                  (ii) in any capacity with respect to any employee benefit plan of the Company, or (iii) as a director, partner, trustee, officer, employee, or agent of any other Entity at the request of the Company. For purposes of subsection (iii) of this
                  Section 1(a), if Indemnitee is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary, Indemnitee shall be deemed to be serving or to have served at the request of the Company.
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                  (b)      "Entity" shall mean any corporation, partnership,
                  limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

                  (c) "Expenses" shall mean all reasonable fees, costs and expenses incurred by Indemnitee in connection with any Proceeding (as defined below), including, without limitation, attorneys' fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 9 and 10(c) of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

                  (d) "Indemnifiable Expenses," "Indemnifiable Liabilities" and "Indemnifiable Amounts" shall have the meanings ascribed to those terms in Section 2(a) below.

                  (e) "Liabilities" shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

                  (f) "Proceeding" shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, informal inquiry by a government agency, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, including a proceeding initiated by Indemnitee pursuant to
                  Section 9 of this Agreement to enforce Indemnitee's rights hereunder.

                  (g) "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture, trust or other Entity of which the Company owns (either directly or through or together with another Subsidiary of the Company) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other Entity, or
                  (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other Entity.

         2. Agreement to Indemnify. The Company agrees to indemnify Indemnitee as follows:

                  (a) Proceedings Other Than By or In the Right of the Company. Subject to the exceptions contained in Section 3(a) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Company) by reason of Indemnitee's Corporate Status,


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                  Indemnitee shall be indemnified by the Company against all
                  Expenses and Liabilities incurred or paid by Indemnitee in connection with such Proceeding (referred to herein as "Indemnifiable Expenses" and "Indemnifiable Liabilities," respectively, and collectively as "Indemnifiable Amounts").

                  (b) Proceedings By or In the Right of the Company. Subject to the exceptions contained in Section 3(b) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Indemnifiable Amounts.


                  (c) Presumption Regarding Standard of Care. In making any determination required to be made under Tennessee law with respect to entitlement to indemnification hereunder, there shall be a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement if Indemnitee submitted a request therefor in accordance with Section 4 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or Entity of any determination contrary to that presumption.

         3. Exceptions to Indemnification. Indemnitee shall be entitled to indemnification under Sections 2(a) and 2(b) above in all circumstances and with respect to all claims, issues and matters referred to therein other than with respect to any specific claim, issue or matter involved in the Proceeding out of which Indemnitee's claim for indemnification has arisen, as follows:

                  (a) Proceedings Other Than By or In the Right of the Company. If indemnification is requested under Section 2(a) in a Proceeding other than by or in the right of the Company and it has been finally adjudicated by a court of competent jurisdiction that, in connection with such specific claim, issue or matter, Indemnitee (i) engaged in actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (ii) failed to act in a manner Indemnitee reasonably believed to be in the best interests of the Company in the case of conduct in Indemnitee's official capacity with the Company or at least reasonably believed to be not opposed to the best interests of the Company in all other cases; (iii) with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful; (iv) improperly received a personal benefit; (v) breached his or her duty of loyalty to the Company or its shareholders; or (vi) is liable under Tennessee Code Annotated ss. 48-18-304, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder with respect to such specific claim, issue or matter.

                  (b) Proceedings By or In the Right of the Company. If indemnification is requested under Section 2(b) in a Proceeding by or in the right of the Company and


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

                                    (i) it has been finally adjudicated by a court of competent jurisdiction that, in connection with such specific claim, issue or matter, Indemnitee (A) engaged in actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (B) failed to act in a manner Indemnitee reasonably believed to be in the best interests of the Company in the case of conduct in Indemnitee's official capacity with the Company or at least reasonably believed to be not opposed to the best interests of the Company in all other cases; (C) with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful; (D) improperly received a personal benefit; (E) breached his or her duty of loyalty to the Company or its shareholders; or (F) is liable under Tennessee Code Annotated ss. 48-18-304, Indemnitee shall not be entitled to payment of Indemnifiable Expenses (or any other Indemnifiable Amounts) hereunder with respect to such specific claim, issue or matter; or

                                    (ii) it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company with respect to such specific claim, Indemnitee shall not be entitled to payment of Indemnifiable Expenses (or any other Indemnifiable Amounts) hereunder with respect to such specific claim, issue or matter; or

                                    (iii) it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of
                                    Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company, Indemnitee shall not be entitled to payment of Indemnifiable Expenses (or any other Indemnifiable Amounts) hereunder with respect to such profits.

                  (c) Insurance Proceeds. To the extent payment is actually made to Indemnitee under a valid and collectible insurance policy in respect of Indemnifiable Amounts in connection with such specific claim, issue or matter, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder except in respect of any excess beyond the amount of payment under such insurance.

         4. Procedure for Payment of Indemnifiable Amounts. Following the final resolution, without any right of appeal, of a Proceeding, including the settlement thereof, Indemnitee shall submit to the Company a written request specifying the Indemnifiable Amounts, if any, for which Indemnitee seeks payment under Section 2 of this Agreement and the basis for the claim,


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

and affirming Indemnitee's good faith belief that he has met the standard of conduct required under Tennessee law to be eligible to receive indemnification. The Company shall pay such Indemnifiable Amounts to which Indemnitee is entitled to Indemnitee within sixty (60) calendar days of receipt of the request. At the request of the Company, Indemnitee shall promptly furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

         5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Agreement, the final termination without any right of appeal of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, by reason of settlement (except a settlement as provided in ss. 3(b)(iii) hereof), judgment, order or otherwise, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this
Section 5 shall be construed to limit any indemnification or Indemnifiable Amounts to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

         6. Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, or conviction, except as pursuant to ss. 3 hereof, or by settlement or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's action was unlawful.

         7. Agreement to Advance Expenses; Undertaking. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in which Indemnitee is involved by reason of such Indemnitee's Corporate Status within thirty (30) calendar days after the receipt by the Company of a written statement from Indemnitee in accordance with ss. 8 hereof requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. To the extent required by Tennessee law, Indemnitee hereby undertakes to repay any and all of the amount of Expenses advanced to Indemnitee if it is finally determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement and applicable law to indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.


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

         8. Procedure for Advance Payment of Expenses. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 7 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses, and affirming Indemnitee's good faith belief that he has met the standard of conduct required under Tennessee law to be eligible to receive indemnification.

         9.       Remedies of Indemnitee.

                  (a) Right to Petition Court. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 2 and 4 above or a request for an advancement of Indemnifiable Expenses under Sections 7 and 8 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition the Tennessee Courts (as defined in ss. 21 herein) to enforce the Company's obligations under this Agreement.

                  (b) Burden of Proof. In any judicial Proceeding brought under Section 9(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

                  (c) Expenses. The Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any Proceeding brought by Indemnitee under Section 9(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith, whether or not Indemnitee is successful in whole or in part in connection with any such Proceeding.

                  (d) Failure to Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any Proceeding brought under Section 9(a) above, and shall not create a presumption that such payment or advancement is not permissible.

         10.      Defense of the Underlying Proceeding.

                  (a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to receive payments of Indemnifiable Amounts or advancements of Indemnifiable Expenses under this Agreement


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

                  unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

                  (b) Defense by Company. Subject to the provisions of the last sentence of this Section 10(b) and of Section 10(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however, that the Company shall notify Indemnitee of any such decision to defend within fifteen (15) calendar days of receipt of notice of any such Proceeding under Section 10(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which includes an admission of fault of Indemnitee. In connection with any partial or whole release of the Company from liability in respect of a Proceeding, the Indemnitee's right to receive indemnification or Indemnifiable Amounts pursuant to this Agreement or otherwise shall remain in full force and effect, and any such partial release shall not prejudice any potential rights of contribution of Indemnitee against the Company or any third party. In connection with any partial release of Indemnitee from liability in respect of a Proceeding, the Indemnitee's right to receive indemnification or Indemnifiable Amounts pursuant to this Agreement or otherwise with respect to such unreleased liability shall remain in full force and effect, and any such partial release shall not prejudice any potential rights of contribution of the Company against Indemnitee or any third party. Indemnitee shall not intentionally agree to any settlement in any Proceeding as to which indemnification is available hereunder or which is being defended by the Company without the prior written consent of the Company, which shall not be unreasonably withheld or delayed. Indemnitee shall not intentionally incur any Expense, other than reasonable Expenses incurred in connection with the exercise of Indemnitee's rights under Section 10(c) of this Agreement, without the prior written consent of the Company, which shall not be unreasonably withheld or delayed. This Section 10(b) shall not apply to a Proceeding brought by Indemnitee under
                  Section 9(a) above or pursuant to Section 18 below.

                  (c) Indemnitee's Right to Counsel. Notwithstanding the provisions of Section 10(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee has significant separate defenses or counterclaims to assert with respect to any issue which are not consistent with the position of the Company in such Proceeding, (ii) an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such Proceeding in a timely manner, all such Indemnitees shall be entitled to be represented by one separate legal counsel of their choice at the expense of the Company, provided that where representation of Indemnitees by one separate legal counsel may result in a conflict of interest, each of the Indemnitees shall be entitled to be represented by separate legal counsel of their choice at the expense of the Company, and provided further that any such separate legal counsel employed by Indemnitee pursuant to this Section 10(c) shall be reasonably acceptable to the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any affiliate or successor of the Company takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

                  (d) Cooperation of Parties. The parties will cooperate with each other with respect to any Proceeding to which indemnification is available hereunder, other than a Proceeding pursuant to Section 9(a) of this Agreement, including, without limitation, the investigation, preparation, prosecution and defense of any such Proceeding.

         11. Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee as follows:

                  (a) Authority. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement to the fullest extent permitted by law, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

                  (b) Enforceability. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms to the fullest extent permitted by law, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

         12. Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of director and officer liability insurance or similar insurance with a reputable insurance company providing Indemnitee with coverage for losses from wrongful acts in connection with such Indemnitee's service as a director, and to ensure the Company's performance of its indemnification obligations under this Agreement. For so long as Indemnitee shall remain a director of the Company, and if such Indemnitee is no longer a director of the Company with respect to any prior service as a director of the Company, in all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers and directors. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, or if the coverage provided by such


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

insurance is limited by exclusions so as to provide an insufficient benefit. The Company shall promptly notify Indemnitee of any good faith determination not to provide or eliminate or reduce such coverage.

         13. Contract Rights Not Exclusive. The rights to payment of Indemnifiable Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company's Charter or Amended and Restated By-laws, or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity as a result of Indemnitee's serving as a director of the Company.

         14. Successors. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

         15. Subrogation. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         16. Change in Law. To the extent that a change in Tennessee law (whether by statute or judicial decision) shall permit broader indemnification or advancement of expenses than is provided under the terms of the Charter and this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

         17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

         18. Indemnitee as Plaintiff. Except as provided in Section 9(c) of this Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors of the Company has

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

consented to the initiation of such Proceeding. This Section shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in any Proceeding brought against Indemnitee.

         19. Modifications and Waiver. Except as provided in Section 16 above with respect to changes in Tennessee law which broaden the right of Indemnitee to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

         20. General Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (i)      If to Indemnitee, to:


                                    --------------------------------
                                    Storage USA, Inc.
                                    175 Toyota Plaza, Suite 700
                                    Memphis, TN  38103

                  (ii)     If to the Company, to:


                                    Storage USA, Inc.
                                    175 Toyota Plaza, Suite 700
                                    Memphis, TN 38103
                                    Attention: General Counsel
                                    Facsimile Number: (901) 252-2060

or to such other address as may have been furnished in the same manner by any party to the others.

         21. Governing Law; Consent to Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to its rules of conflict of laws. For the purposes of this Agreement only, each of the Company and Indemnitee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the state courts of the State of Tennessee and the courts of the United States of America located in the State of Tennessee (collectively, the "Tennessee Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Tennessee Courts and agrees not to plead or claim in any Tennessee Court that such litigation brought therein has been brought in an inconvenient forum. Each of the parties hereto agrees, for the purposes of this Agreement only (a) to the extent such party is not otherwise subject to service of process in the State of

Tennessee, to appoint and maintain an agent in the State of Tennessee as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Tennessee.

                            [Signature Page Follows]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                      STORAGE USA, INC.



                                      By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                      INDEMNITEE



                                      By:
                                          -------------------------------------
                                          Name:


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